UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 31, 2009

Kansas City Southern
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

427 West 12th Street, Kansas City, Missouri		64105
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	816-983-1303

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 31, 2009, Kansas City Southern, a Delaware corporation ("KCS" or the "Company"), entered into a Common Stock Purchase Agreement (the "Stock Purchase Agreement") with certain institutional investors (the "Investors"). Pursuant to the Stock Purchase Agreement, the Company issued and sold 1,125,308 shares of the Company’s common stock (the "Shares") at a purchase price of $20.00 per share on August 3, 2009 for aggregate proceeds to the Company of $22,506,160. The Stock Purchase Agreement contained terms customary for this type of transaction, including representations and warranties concerning the Company and its business. The Stock Purchase Agreement is included as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. The foregoing description of the material terms of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1. A prospectus supplement relating to this offering was filed with the Securities and Exchange Commission on August 3, 2009.

The Shares were issued to the Investors pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-155601), which was automatically effective upon filing with the Securities and Exchange Commission on November 21, 2008. A prospectus supplement relating to the sale of the Shares was filed with the Securities and Exchange Commission on July 31, 2009.

The press release announcing the completion of this offering is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The Company is filing as Exhibit 5.1 to this Current Report on Form 8-K the legal opinion of Sonnenschein Nath & Rosenthal LLP with respect to the sale of the Shares to the Investors.

Item 8.01 Other Events.

In connection with the sale of the Shares to the Investors, the Company issued a press release announcing that it had sold an aggregate of 4,330,208 shares at an average sales price of $17.32 per share, for aggregate proceeds of approximately $75,000,000, under its previously-announced ATM Equity Offering (SM) Sales Agreement (the "ATM Agreement"), dated as of April 27, 2009 between the Company and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, and the sale of stock made pursuant to the Stock Purchase Agreement.

The shares issued in the at-the-market offering were issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-155601), which was automatically effective upon filing with the Securities and Exchange Commission on November 21, 2008. Prospectus supplements relating to this offering were filed with the Securities and Exchange Commission on April 27, 2009 and May 1, 2009.
After giving effect to the sales of shares made to the Investors and in the at-the-market offering, the Company will have approximately 96 million shares of common stock outstanding.

The press release announcing the completion of this offering is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 5.1 Opinion of Sonnenschein Nath & Rosenthal LLP on the legality of the Shares.

Exhibit 10.1 Common Stock Purchase Agreement, dated July 31, 2009, between Kansas City Southern and the Investors.

Exhibit 99.1 Press Release dated July 31, 2009 issued by Kansas City Southern entitled "KCS Completes Offering of Common Stock."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

August 3, 2009	By:	/s/ Michael W. Upchurch

Name: Michael W. Upchurch
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)

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Exhibit Index

Exhibit No.	Description

5.1	Opinion of Sonnenschein Nath & Rosenthal LLP on the legality of the Shares.
10.1	Common Stock Purchase Agreement, dated July 31, 2009, between Kansas City Southern and the Investors.
99.1	Press Release dated July 31, 2009 issued by Kansas City Southern entitled "KCS Completes Offering of Common Stock."